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EXHIBIT 23.3

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CONSENT OF COUNSEL

The undersigned law firm hereby consents to the use of its name in the Prospectus forming a part of Pre-effective Amendment No. 7 to the Registration Statement on Form S-1 to which this consent is an exhibit.

/s/

NEWLAN & NEWLAN

Attorneys at Law

Lewisville, Texas

June 18, 2001